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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  OCTOBER 15, 1998




                            BANKBOSTON CORPORATION
            (Exact name of registrant as specified in its charter)




       MASSACHUSETTS                    1-6522                  04-2471221
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


100 FEDERAL STREET, BOSTON, MASSACHUSETTS                         02110
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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ITEM 5.  OTHER EVENTS.
----------------------

    On October 15, 1998, BankBoston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended September 30, 1998. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c) Exhibits.

99(a)   Financial information included in the Corporation's Press Release dated
October 15, 1998.

                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANKBOSTON CORPORATION



Dated:  October 16, 1998            /s/ Robert T. Jefferson
                                    -------------------------------
                                    Robert T. Jefferson
                                    Comptroller